SECOND AMENDMENT TO
EMPLOYMENT AGREEMENT

This Second Amendment to Employment Agreement (“First Amendment”) is entered into by and between ICO, Inc. (“Company”) and A. John Knapp, Jr. (“Employee”), on January 23, 2008.

WHEREAS, Employee entered into an Employment Agreement with Company, effective October 1, 2005, and amended effective August 30, 2006 (as amended, the “Employment Agreement”), and Employee and Company desire to further amend the Employment Agreement as set forth herein.

NOW, THEREFORE, for and in consideration of the mutual promises, covenants, and obligations contained herein, Company and Employee agree as follows:

1.            All capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Employment Agreement. Except as amended hereby, all provisions in the Employment Agreement remain in full force and effect.

2.            The following provision is hereby inserted in Article 2 of the Agreement, as Section 2.7(d):

The Incentive Bonus for FY 2008 (“the “FY 2008 Annual Incentive Bonus”), shall be calculated as follows:

The sum of the Annual Incentive Bonuses paid to the Company’s other five ELT members based on FY 2008 performance, in accordance with their respective FY 2008 Annual Incentive Bonus Plans divided by:

The sum of the FY 2008 Base Salaries of Company’s other five ELT members multiplied by:

Mr. Knapp’s FY 2008 annual Base Salary ($250,000)

For the purpose of the above formula, the other five ELT members are (1) Donald Eric Parsons, President – ICO Polymers North American; (2) Stephen E. Barkmann, President – Bayshore Industrial; (3) Derek R. Bristow – President, ICO Europe; (4) Dario E. Masutti, President – ICO Asia Pacific; (5) Bradley T. Leuschner – Chief Financial Officer.

3.            Effective October 1, 2007, Employee’s Base Salary (as defined in Section 2.1 of the Agreement) is increased to Two Hundred and Fifty Thousand Dollars ($250,000) per annum.

IN WITNESS WHEREOF, Company and Employee have duly executed this Agreement in multiple originals to be effective on the Effective Date.

ICO, Inc.

/s/ Gregory T. Barmore
Gregory T. Barmore
Chairman of the Board of Directors

Date:	January 23, 2008

Employee

/s/ A. John Knapp, Jr.
A. John Knapp, Jr.

Date:	January 23, 2008